Exhibit 10.1

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of October 15, 2012 (the “Effective Date”), by and between Cereplast, Inc., a Nevada corporation (the “Company”), and Hanover Holdings I, LLC, a New York limited liability company (the “Lender”).

W  I  T  N  E  S  S   E  T  H:

WHEREAS, the Company wishes to sell to Lender, and Lender wishes to purchase, upon the terms and subject to the conditions set forth in this Agreement, unsecured convertible promissory notes, substantially in the form attached hereto as Exhibit A (each a “Note” and collectively the “Notes”) in tranches (each a “Tranche” and collectively “Tranches”) in consideration for an aggregate purchase price of $800,000 (“Purchase Price”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Certain Definitions.

(a) When used herein, the following terms shall have the respective meanings indicated:

“Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” and “Closing Date” have the respective meanings specified in Section 2 of this Agreement.

“Commission” means the Securities and Exchange Commission, and any successor regulatory agency.

“Common Stock” means the common stock of the Company, outstanding on the date hereof.

“Event of Default” has the meaning specified in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock exchange, securities market or self-regulatory organization.

“Material Adverse Effect” means an effect that is material and adverse to (i) the consolidated business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Company taken as a whole, (ii) the ability of the Company to perform its material obligations under this Agreement or the other Transaction Documents or (iii) the rights and benefits to which an Lender is entitled under this Agreement or any of the other Transaction Documents.

“Purchase Price” means, with respect to the Notes purchased at the Closing, the original principal amount of the Notes purchased at the Closing.

“Securities Act” means the Securities Act of 1933 Act, as amended, and the rules and regulations promulgated thereunder.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means (i) this Agreement, (ii) the Notes, and (iii) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

(b) Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. Closing.

Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and Lender agrees to purchase the Notes in eight (8) Tranches, each Tranche consisting of a $100,000 Note for an aggregate principal amount equal to the Purchase Price. The date on which the closing of each Tranche for such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The first closing shall take place simultaneously with the execution of this Agreement or such later date as the parties shall agree. Subsequent closings on additional tranches shall occur at the sole discretion of the Lender and subject to the satisfaction of the terms and conditions of this Agreement set forth herein as follows:

(i)	$100,000 on or about October 15, 2012;

(ii)	$100,000 on or about October 30, 2012;

(iii)	$100,000 on or about November 30, 2012;

(iv)	$100,000 on or about December 14, 2012;

(v)	$100,000 on or about December 28, 2012;

(vi)	$100,000 on or about January 15, 2013;

(vii)	$100,000 on or about January 30, 2013;

(viii)	$100,000 on or about February 15, 2013;

Each Closing will be deemed to occur at the offices of Sichenzia Ross Friedman Ference LLP, or such other place as the parties mutually agree upon, when (A) this Agreement and the other Transaction Documents have been executed and delivered by the Company and Lender, (B) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein and (C) payment of Lender’s Purchase Price payable with respect to the Notes being purchased by Lender at the Closing has been made by wire transfer of immediately available funds. At the Closing, the Company shall deliver to Lender a duly executed instrument representing the Note purchased by Lender.

3. Representations and Warranties of the Company. The Company represents and warrants to Lender as follows, as of the date hereof:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage.

(b) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Notes. All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of the Transaction Documents. The Transaction Documents have been duly authorized by the Company and, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No consent of any party to any contract, agreement, instrument, lease or license to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of any of the Transaction Documents or the issuance and sale of the Notes.

(d) The execution, delivery and performance by Company of the Transaction Documents to which it is a party have been duly authorized, and do not (i) conflict with any of its organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material statute, law, rule, regulation or court decree binding upon or applicable to the Company, or its assets or properties, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Company or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default or give rise to a right to terminate under any material agreement by which the Company or any of its Subsidiaries is bound. The Company is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Company’s business.

(e) The Notes have been duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents. The shares of Common Stock issuable upon conversion of the Notes have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock for issuance upon conversion of the Notes.

(f) There are no outstanding agreements or preemptive or similar rights affecting the Common Stock. Except as set forth on Schedule 3(f), there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, the Common Stock.

(g) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Except as set forth in the SEC Reports, the Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(g) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Notes or the Common Stock issuable upon conversion of the Notes or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(h) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as currently conducted or as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(i) Assuming the accuracy of Lender’s representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Notes by the Company to Lender as contemplated hereby.

(j) Neither the Company nor any person acting on behalf of the Company has offered or sold the Notes by any form of general solicitation or general advertising. The Company has offered the Notes for sale only to Lender.

(k) The Company acknowledges and agrees that Lender is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Lender is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Lender or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Lender’s purchase of the Notes. The Company further represents to Lender that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(l) The Company: (i) is not in violation of any order of any court, arbitrator or governmental body or (ii) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. Lender shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(n) The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o) Neither the Company, or to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4. Representations, Warranties and Covenants of Lender. Lender hereby represents and warrants to, and agrees with, the Company as follows:

(a) Lender is an “Accredited Investor” as such term is defined in Rule 501(a) promulgated under the Securities Act.

(b) Each of the Transaction Documents to which Lender is party has been duly executed and delivered by Lender and constitutes the legal, valid and binding obligation of Lender, enforceable against Lender in accordance with its terms except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) The execution, delivery and performance by Lender of the Transaction Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Lender’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material statute, law, rule, regulation or court decree binding upon or applicable to Lender or its assets or properties, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Lender or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default or give rise to a right to terminate under any material agreement by which Lender is bound.

(d) Lender is familiar with the business, plans and financial condition of the Company; Lender has received all materials that have been requested by Lender; Lender has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of Lender all inquiries that Lender or Lender’s representatives have put to it. Lender has had access to all additional information that Lender has deemed necessary to verify the accuracy of the information set forth in this Agreement, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement.

(e) Lender hereby acknowledges and represents that Lender is able to bear the economic risk which Lender hereby assumes.

(f) Lender understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(g) Lender acknowledges that Lender has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Notes. In particular, Lender agrees that no sale, assignment or transfer of any of the Notes acquired by Lender shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (a) the sale, assignment or transfer of such Notes is registered under the Securities Act, it being understood that the Notes are not currently registered for sale and that the Company has no obligation to so register the Notes; or (b) the Notes are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. Lender further understands that an opinion of counsel satisfactory to the Company and other documents may be required to transfer the Notes.

(h) Lender acknowledges that the Notes to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing the Notes and the shares of Common Stock issuable upon conversion of the Notes shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(i) Lender will acquire the Notes and the shares of Common Stock issued upon conversion of the Notes for Lender’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(j) Lender is not entering into this Agreement or purchasing the Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than a representative of the Company with which Lender had a pre-existing relationship.

5. Covenants of the Company.

(a) Further Assurances. At any time or from time to time after the execution hereof, the Company will promptly execute, deliver, verify, acknowledge, record and/or file any and all further documents and instruments (including financing statements and continuation statements), and promptly take any and all such other and further actions, as Lender may request in order to evidence or more fully effectuate the transactions contemplated hereby and to otherwise carry out the terms hereof.

(b) Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized and unissued capital stock, such number of shares of Common Stock issuable upon conversion of the Notes.

(c) Notice of Event of Default. Upon the occurrence of an Event of Default, the Company shall notify Lender of the nature of such Event of Default as soon as practicable (but in no event later than five (5) Business Day after the Company becomes aware of such Event of Default).

(d) Additional Indebtedness. As long as the Notes shall remain outstanding and until such time as the Notes issued by the Company pursuant to that certain Venture Loan and Security Agreement dated as of December 21, 2010 (as the same has been amended, supplemented or otherwise modified from time to time) between the Company and Horizon have been repaid, unless the Holder shall have otherwise given prior written consent, the Company shall not, and shall not directly or indirectly create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, which shall be senior in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

6. Conditions to Lender’s Obligations at the Closing. Lender’s obligations to effect the Closing, including without limitation its obligation to purchase the Notes at each Closing, are conditioned upon the fulfillment (or waiver by Lender in its sole and absolute discretion) of each of the following events as of each Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

(a) the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

(b) the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

(c) there shall be no existing Event of Default under the Notes;

(d) the Company shall have executed and delivered to Lender the Note being purchased by Lender at the Closing;

(e) there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

7. Conditions to Company’s Obligations at the Closing. The Company’s obligations to affect the Closing with Lender are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of each Closing Date:

(a) the representations and warranties of Lender set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

(b) Lender shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by Lender on or before the Closing;

(c) there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

(d) Lender shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

(e) Lender shall have tendered the Purchase Price for the Note being purchased by it at the Closing by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

8. Right of Participation. So long as any one of the Notes, issued pursuant to this Agreement, shall be outstanding, the Lender shall be given not less than five (5) days prior written notice of any proposed sale by the Company of its Common stock or other securities or equity linked debt obligations, except in connection with an Exempt Issuance, as such term is defined in the Note. If Lender elects to exercise its rights pursuant to this Section 8(a), the Lender shall have the right during the five (5) days following receipt of the notice, to purchase in the aggregate up to all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale. In the event such terms and conditions are modified during the notice period, the Lender shall be given prompt notice of such modification and shall have the right during the five (5) days following the notice of modification to exercise such right.

9. Additional Considerations.

(a) Notwithstanding anything to the contrary in this Agreement, during such time as the Company’s shares are listed for trading on Nasdaq Capital Market, the Lender shall have no right to receive from the Company, more than 19.999% of the amount of Common Stock of the Company issued and outstanding on the Effective Date, unless the Company’s shareholders shall have approved the transactions contemplated hereby, including the issuance of shares upon conversion of this Note, in excess of 20% of the amount of Common Stock of the Company issued and outstanding on the Effective Date. In the event the Company shall have not obtained such shareholder approval at its upcoming 2012 annual meeting of shareholders, Lender shall have the right to terminate this Agreement and its obligation to purchase additional Notes pursuant to this Agreement.

(b) The Lender shall have no obligation to purchase any of the Notes in the event the average trading volume in the Company’s common stock as reported on the Trading Market on which the Common Stock is then listed or quoted, for the ten (10) day period (the “Measurement Period”) prior to a scheduled closing multiplied by the VWAP during the Measurement Period is less than Fifty Thousand ($50,000) Dollars (the “VWAP Threshold”). Further, in the event the VWAP Threshold is not met for a period of forty five (45) consecutive Trading Days, the Lender shall have the right to terminate this Agreement and its obligation to purchase additional Notes pursuant to this Agreement.

10. General Provisions.

a. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTES.

b. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

To the Company:	Cereplast, Inc. 300 N. Continental, Suite 100 El Segundo, CA 90245 Attn: Frederic Scheer F:310.615.9800

With a copy to:	Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006 Attn: Gregory Sichenzia, Esq. F: 212.930.9725

To Lender:	To the address on the signature page attached hereto.

c. Entire Agreement. Except as otherwise provided herein, this Agreement, the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

d. Amendment. This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

e. Successors and Assigns. This Agreement and the Notes may be transferred or assigned by Lender in whole or in part, in Lender’s sole and absolute discretion. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

f. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

g. Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

h. Expenses. The Company and Lender shall bear their own expenses incurred with respect to this transaction.

i. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

j. Counsel. All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement. Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement, or as a reason to seek disqualification of the Company’s counsel in any controversy or proceeding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CEREPLAST, INC.

By:	/s/ Frederic Scheer
Name: Frederic Scheer
Title: Chief Executive Officer

[SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT]

HANOVER HOLDINGS I, LLC

By:	/s/ Joshua Sason	Dated: October 15, 2012
Name: Joshua Sason
Title: CEO

ADDRESS: 5 Hanover Square

                        New York, NY 10004

Schedule 3(f)

Exhibit A

Form of Promissory Note